                                                                   EXHIBIT 23(a)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incor-poration by reference in this Form S-4 registration statement of our report dated January 11, 1995 incorporated by reference in Barnett Banks, Inc. Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP



Jacksonville, Florida
August 30, 1995